77E cont.

SUPPLEMENT DATED SEPTEMBER 21, 2005
TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF THE
FUNDS INDICATED BELOW



The following information supplements certain disclosure in each of the Statements of Additional
Information for the Funds listed below.



Recent Developments



The Funds have received information from Citigroup
Asset Management (CAM) concerning Smith Barney Fund
Management LLC (SBFM) and Salomon Brothers Asset
Management Inc (SBAM), investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:



On September 16, 2005, the staff of the Securities and Exchange Commission (the Commission) informed
SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section
19(a) and 34(b) of the Investment Company Act (and related
Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.



SBFM and SBAM are cooperating with the Commission.
Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.



The Commission staff's recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM's worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiFunds Trust I

Smith Barney Emerging Markets Equity Fund
    January 4, 2005
SB Adjustable Rate Income Fund
    September 28, 2004
Smith Barney Aggressive Growth Fund Inc.
    December 29, 2004
Smith Barney Allocation Series Inc.
    May 31, 2005
Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Select Balanced Portfolio
    April 29, 2005
Select Growth Portfolio
    April 29, 2005
Select High Growth Portfolio
    April 29, 2005
Smith Barney Appreciation Fund Inc.
    April 30, 2005
Smith Barney Arizona Municipals Fund Inc.
    September 28, 2004
Smith Barney California Municipals Fund Inc.
    June 28, 2005
Smith Barney Core Plus Bond Fund Inc.
    March 18, 2005
Smith Barney Equity Funds
    May 31, 2005
Smith Barney Social Awareness Fund

Smith Barney Fundamental Value Fund Inc.
    January 28, 2005
Smith Barney Funds, Inc.

Smith Barney Large Cap Value Fund
    April 29, 2005
Smith Barney Short-Term Investment Grade Bond Fund
    April 29, 2005
Smith Barney U.S. Government Securities Fund
    April 29, 2005
Smith Barney Income Funds

Smith Barney Dividend and Income Fund
    November 26, 2004
SB Convertible Fund
    November 26, 2004
Smith Barney Diversified Strategic Income Fund
    November 26, 2004
Smith Barney Exchange Reserve Fund
    November 26, 2004
Smith Barney High Income Fund
    November 26, 2004
Smith Barney Municipal High Income Fund
    November 26, 2004
SB Capital and Income Fund
    April 29, 2005
Smith Barney Total Return Bond Fund
    November 26, 2004


Smith Barney Institutional Cash Management Fund Inc.
    September 28, 2004
Cash Portfolio

Government Portfolio

Municipal Portfolio

Smith Barney Investment Funds Inc.

Smith Barney Government Securities Fund
    April 29, 2005
Smith Barney Hansberger Global Value Fund
    August 29, 2005
Smith Barney Investment Grade Bond Fund
    April 29, 2005
Smith Barney Multiple Discipline Funds
 All Cap Growth and Value Fund
    August 29, 2005
Smith Barney Multiple Discipline Funds
 Balanced All Cap Growth and Value Fund
    August 29, 2005
Smith Barney Multiple Discipline Funds
 Global All Cap Growth and Value Fund
    August 29, 2005
Smith Barney Multiple Discipline Funds
 Large Cap Growth and Value Fund
    August 29, 2005
Smith Barney Multiple Discipline Funds
 All Cap and International Fund
    August 29, 2005
Smith Barney Real Return Strategy Fund
    November 8, 2004
Smith Barney Small Cap Value Fund
    January 28, 2005
Smith Barney Small Cap Growth Fund
    January 28, 2005
Smith Barney Investment Series

SB Growth and Income Fund
    February 25, 2005
Smith Barney International Fund
    February 25, 2005
Smith Barney Dividend Strategy Fund
    February 25, 2005
Smith Barney Premier Selections All Cap
Growth Portfolio
    February 25, 2005
Smith Barney Growth and Income Portfolio
    February 25, 2005
SB Government Portfolio
    February 25, 2005

Smith Barney Dividend Strategy Portfolio
    February 25, 2005
Smith Barney Investment Trust

Smith Barney Intermediate Maturity California
Municipals Fund
    March 28, 2005
Smith Barney Intermediate Maturity New York
Municipals Fund
    March 28, 2005
Smith Barney Large Capitalization Growth Fund
    March 28, 2005
Smith Barney Mid Cap Core Fund
    March 28, 2005
Smith Barney Classic Values Fund
    March 28, 2005
Smith Barney S&P 500 Index Fund
    April 30, 2005
Smith Barney Managed Municipals Fund Inc.
    June 28, 2005
Smith Barney Massachusetts Municipals Fund
    March 29, 2005
Smith Barney Money Funds, Inc.
    April 29, 2005
Cash Portfolio

Government Portfolio

Smith Barney Muni Funds

California Money Market Portfolio
    July 29, 2005
Florida Portfolio
    July 29, 2005
Georgia Portfolio
    July 29, 2005
Limited Term Portfolio
    July 29, 2005
Massachusetts Money Market Portfolio
    July 29, 2005
National Portfolio
    July 29, 2005
New York Money Market Portfolio
    July 29, 2005
New York Portfolio
    July 29, 2005
Pennsylvania Portfolio
    July 29, 2005
Smith Barney Municipal Money Market Fund Inc.
    July 29, 2005
Smith Barney New Jersey Municipals Fund Inc.
    July 29, 2005
Smith Barney Oregon Municipals Fund
    August 28, 2005
Smith Barney Sector Series Inc.
    February 25, 2005
Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Small Cap Core Fund, Inc.
    April 29, 2005

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund
    February 25, 2005
Smith Barney International Large Cap Fund
    April 29, 2005
Smith Barney Small Cap Growth Opportunities Fund
    February 25, 2005
Smith Barney Capital Preservation Fund
    February 25, 2005
Smith Barney Capital Preservation Fund II
    February 25, 2005
Smith Barney Short Duration Municipal Income Fund
    February 25, 2005
Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund
    February 25, 2005
International All Cap Growth Portfolio
    February 25, 2005
Greenwich Street Series Fund

Appreciation Portfolio
    April 30, 2005 as revised September 19, 2005
Capital and Income Portfolio
    April 30, 2005 as revised September 19, 2005
Diversified Strategic Income Portfolio
    April 30, 2005 as revised September 19, 2005
Salomon Brothers Variable Growth & Income Fund
    April 30, 2005 as revised September 19, 2005
Equity Index Portfolio
    April 30, 2005 as revised September 19, 2005
Salomon Brothers Variable Aggressive Growth Fund
    April 30, 2005 as revised September 19, 2005
Fundamental Value Portfolio
    April 30, 2005 as revised September 19, 2005
Travelers Series Fund Inc.

SB Adjustable Rate Income Portfolio
    February 28, 2005
Smith Barney Aggressive Growth Portfolio
    February 28, 2005
Smith Barney High Income Portfolio
    February 28, 2005
Smith Barney International All Cap Growth Portfolio
    February 28, 2005
Smith Barney Large Capitalization Growth Portfolio
    February 28, 2005

Smith Barney Mid Cap Core Portfolio
    February 28, 2005
Smith Barney Money Market Portfolio
    February 28, 2005
Social Awareness Stock Portfolio
    June 2, 2005
Smith Barney Large Cap Value Portfolio
    February 28, 2005
Smith Barney Multiple Discipline Trust

Multiple Discipline Portfolio
 All Cap Growth and Value
    April 29, 2005
Multiple Discipline Portfolio
 Large Cap Growth and Value
    April 29, 2005
Multiple Discipline Portfolio
 Global All Cap Growth and Value
    April 29, 2005
Multiple Discipline Portfolio
 Balanced All Cap Growth And Value
    April 29, 2005
Consulting Group Capital Markets Funds

Government Money Investments
    December 29, 2004
Municipal Bond Investments
    December 29, 2004
Large Capitalization Value Equity Investments
    December 29, 2004
Large Capitalization Growth Investments
    December 29, 2004
Small Capitalization Value Equity Investments
    December 29, 2004
Small Capitalization Growth Investments
    December 29, 2004
International Equity Investments
    December 29, 2004
International Fixed Income Investments
    December 29, 2004
Emerging Markets Equity Investments
    December 29, 2004
High Yield Investments
    December 29, 2004
Core Fixed Income Investments
    December 29, 2004
Variable Annuity Portfolios

Smith Barney Small Cap Growth Opportunities Portfolio
    April 29, 2005